Condensed Consolidated Statements of Comprehensive Loss - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2020	Jun. 30, 2019
Net loss	$ (48,246)	$ (43,455)
Other comprehensive loss
Foreign currency translation loss	(1,827)	(179)
Total comprehensive loss	(50,073)	(43,634)
Less: Comprehensive income attributable to non-controlling interests	(1,302)	(1,892)
Total comprehensive loss attributable to the Company	$ (51,375)	$ (45,526)